                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                       MEDITRUST SUBSIDIARY CORPORATIONS

                            AS OF DECEMBER 31, 1993

                                                                                       State of
Name                                                                                 Incorporation
- ----                                                                                 -------------
Meditrust Acquisition Corporation                                                    Massachusetts

Meditrust of Alabama, Inc.                                                           Alabama

Meditrust at Alpine, Inc.                                                            Pennsylvania

Meditrust of Arizona, Inc.                                                           Delaware

Meditrust of Arkansas, Inc.                                                          Arkansas

Meditrust of Arlington, Texas, Inc.                                                  Massachusetts

Meditrust of Bakersfield, California, Inc.                                           Delaware

Meditrust of Baton Rouge, Inc.                                                       Louisiana

Meditrust of Benton, Inc.                                                            Delaware

Meditrust of California, Inc.                                                        Delaware

Meditrust of College Station, Inc.                                                   Delaware

Meditrust of Colorado, Inc.                                                          Delaware

Meditrust of Connecticut, Inc.                                                       Delaware

Meditrust Finance Corporation                                                        Delaware

Meditrust Financial Services Corporation                                             Delaware

Meditrust Holding V, Inc.                                                            Delaware

Meditrust Holding VI, Inc.                                                           Delaware

Meditrust Holding VII, Inc.                                                          Delaware

Meditrust of Houston, Inc.                                                           Massachusetts

Meditrust of Illinois, Inc.                                                          Illinois

Meditrust of Kansas, Inc.                                                            Kansas

Meditrust of Los Angeles, Inc.                                                       Delaware

Meditrust of Louisiana, Inc.                                                         Louisiana

Meditrust of Lynn, Inc.                                                              Delaware

Meditrust Management Corp.                                                           Delaware

Meditrust of Maryland, Inc.                                                          Delaware

Meditrust of Massachusetts, Inc.                                                     Delaware

Meditrust at Mountainview, Inc.                                                      Pennsylvania

                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                 MEDITRUST SUBSIDIARY CORPORATIONS (Continued)

                            AS OF DECEMBER 31, 1993


                                                                                         State of
Name                                                                                 Incorporation
- ----                                                                                 -------------
Meditrust of Michigan, Inc.                                                          Delaware

Meditrust of Missouri, Inc.                                                          Delaware

Meditrust Mortgage Investments, Inc.                                                 Delaware

Meditrust of New Hampshire, Inc.                                                     Delaware

Meditrust of New York, Inc.                                                          Delaware

Meditrust of Ohio, Inc.                                                              Delaware

Meditrust Tri-States, Inc.                                                           Delaware

New England Finance Corporation                                                      Delaware

Pacific Finance Corporation                                                          Delaware

Mediplex of Queens, Inc.                                                             New York

Meditrust of San Antonio, Inc.                                                       Delaware

Meditrust of Texas, Inc.                                                             Delaware

Meditrust of Washington, Inc.                                                        Delaware

Meditrust of Wyoming, Inc.                                                           Delaware